EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Kubla Khan, Inc. on Form 10-QSB for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, YaLi Xu, Chief Executive Officer and a director of Kubla Khan, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kubla Khan, Inc. as of and for the period covered by the Report.



August 18, 2004                         /s/ YaLi Xu
                                        ---------------------------
                                        YaLi Xu
                                        Chief Executive Officer